                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our reports dated April 26, 1996 appearing on pages F-1 and F-18 of Pharmhouse Corp.'s Annual Report on Form 10-K for the year ended February 3, 1996. We also consent to the reference to us under the headings "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

New York, New York
June 24, 1996